SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):       October 28, 2002


                          Journal Communications, Inc.
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-7831                        39-0382060
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
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          (Address of principal executive offices, including zip code)


                                 (414) 224-2728
                         -------------------------------
                         (Registrant's telephone number)

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Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Journal Communications, Inc. press release, dated
                    October 28, 2002.



Item 9.   Regulation FD Disclosure.
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          On October 28, 2002, Journal Communications, Inc. issued a press release. A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.



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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOURNAL COMMUNICATIONS, INC.



Date:  October 28, 2002                 By: /s/ Paul M. Bonaiuto
                                           -------------------------------------
                                           Paul M. Bonaiuto, Executive Vice
                                           President and Chief Financial Officer



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



                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 28, 2002


Exhibit No.
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   (99)      Journal Communications, Inc. press release, dated October 28, 2002.




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